Exhibit 32.2

SPEEDWAY MOTORSPORTS, INC.

CHIEF FINANCIAL OFFICER CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Speedway Motorsports, Inc. (the "Company") on Form 10-K for the period ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, William R. Brooks, Vice Chairman, Chief Financial Officer and Treasurer of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2018	By:	/s/ WILLIAM R. BROOKS
William R. Brooks
Vice Chairman, Chief Financial Officer and Treasurer (Principal Financial Officer and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to, and will be retained by, Speedway Motorsports, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.